UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2022

ARGUS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40827	86-3426828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 812-7702

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable Warrant	ARGUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 par value	ARGU	The Nasdaq Stock Market LLC
Redeemable Warrants, each Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ARGUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 17, 2022, Argus Capital Corp. (the “Company”) filed a preliminary proxy statement (the “Preliminary Proxy Statement”) that contains proposals to amend the Company’s amended and restated certificate of incorporation (the “Charter”) and the Company’s Investment Management Trust Agreement (the “Trust Agreement”). Such proposals, if approved, will allow the Company to redeem all of its outstanding shares of Class A common stock and liquidate on or before December 31, 2022, in advance of the automatic termination date in its current Charter of March 24, 2023.

The Company will seek a favorable vote from stockholders at a special meeting to be held in December 2022. For more information, please see the Preliminary Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2022.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this report, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its subsequent reports filed with the SEC, from time to time. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company and the undertakes no obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Additional Information

On November 17, 2022, the Company filed the Preliminary Proxy Statement with the SEC in connection with its solicitation of proxies for its special meeting of stockholders. Prior to the special meeting, the Company will file with the SEC and furnish to stockholders a definitive proxy statement, together with a proxy card. Investors and stockholders of the Company are urged to read the definitive proxy statement (including any amendments or supplements thereto) and other documents the Company files with the SEC carefully in their entirety when they become available as they will contain important information. Investors and stockholders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals contained in the Preliminary Proxy Statement. Information regarding the directors and executive officers of the Company is available in the Preliminary Proxy Statement, which was filed with the SEC on November 17, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGUS CAPITAL CORP.

By:	/s/ Joseph R. Ianniello
Name:	Joseph R. Ianniello
Title:	Chief Executive Officer and Chairman

Dated: November 17, 2022

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